                                  Exhibit 10.12

                           Consulting Contract between
                 Enterbank Holdings, Inc. and Paul J. McKee, Jr.
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Contract Objectives:

..    To assist in the business growth and development of Enterbank Holdings,
     Inc. and its subsidiaries;
..    To provide professional advisory services in all matters pertaining to the management of the Holding Company;
..    To provide personal coaching and counseling to officers and executives of the Holding Company as needed;
..    To provide leadership and direction to the Board of Directors of the
     Holding Company on behalf of the shareholders.

Scope of Services:

..    Serve as Chairman of the Board of Directors for Enterbank Holdings, Inc.;
..    Serve on Executive Committee of the Bank with responsibilities for determining strategic planning, policy direction, and overall management of the Bank and other businesses;
..    Responsibility for developing and leading the annual strategic planning and budgeting process for Enterbank Holdings, Inc., Enterprise Bank and Enterprise Trust;
..    Personnel business development and marketing for the Bank's operation;
..    Assistance in recruiting and training Directors;
..    Provision of organizational development services including training, coaching, and assistance in the annual performance contracting process with key Bank employees;
..    Coordination of various public relations and promotional programs on behalf of the Holding Company and Enterprise Bank; o Preparation of marketing materials, reports and letters to shareholders, and leadership of business development seminars.

Engagement Term and Conditions:

The above services are to be performed for an annual fee of $40,000.00 payable in twelve (12) equal monthly installments. The contract is renewable annually by each party. Either party may cancel the contract with thirty (30) days written notice.

Accepted by:


/s/ Paul J. Mckee, Jr.            October 9, 2001
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Paul J. McKee, Jr.                Date

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